EXHIBIT 16.3
                             FEDERATED MDT SERIES
                        UNANIMOUS CONSENT OF TRUSTEES

      The undersigned, being all of the Trustees of Federated MDT Series (the "Trust"), hereby consent, in accordance with the laws of the Commonwealth of Massachusetts and Article V of the Declaration of Trust, and Article V,
Section 7 of the Bylaws of the Trust, to the adoption of the following resolution with the same effect as though it had been adopted at the meeting of the Trustees:


      RESOLVED, that the Board hereby authorizes the Secretary and
                  Assistant Secretaries of the Trust named below to sign on behalf of the Trust the Registration Statement on Form N-14 relating to the proposed reorganization of Federated Large Cap Growth Fund, a portfolio of Federated Equity Funds, into Federated MDT Large Cap Growth Fund, a portfolio of the Trust.

                  John W. McGonigle, Secretary
                  G. Andrew Bonnewell, Assistant Secretary
                  Andrew P. Cross, Assistant Secretary
                  Leslie K. Ross, Assistant Secretary
                  Todd P. Zerega, Assistant Secretary


      WITNESS the due execution hereof this 26th day of March, 2007.

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           John F. Donahue                        Peter E. Madden
         /S/ John F. Donahue                    /S/ Peter E. Madden
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           Thomas G. Bigley                  Charles F. Mansfield, Jr.
         /S/ Thomas G. Bigley              /S/ Charles F. Mansfield, Jr.
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         John T. Conroy, Jr.                    John E. Murray, Jr.
       /S/ John T. Conroy, Jr.                /S/ John E. Murray, Jr.
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       Nicholas P. Constantakis                  Thomas M. O'Neill
     /S/ Nicholas P. Constantakis              /S/ Thomas M. O'Neill
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          John F. Cunningham                     Marjorie P. Smuts
        /S/ John F. Cunningham                 /S/ Marjorie P. Smuts
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        J. Christopher Donahue                     John S. Walsh
      /S/ J. Christopher Donahue                 /S/ John S. Walsh
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       Lawrence D. Ellis, M.D.                     James F. Will
     /S/ Lawrence D. Ellis, M.D.                 /S/ James F. Will